Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONDITION

	March 31, 2026
	Esquire		Accounting
(in thousands)	("ESQ")	Signature	Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$222,221	$188,262	$(27,900	)(1)	$382,583
Investment securities	316,306	364,637	-		680,943
Loans held for investment	1,815,090	1,362,838	(17,960	)(2)	3,159,968
Less: allowance for credit losses	23,540	14,894	3,300	(3)	41,734
Loans, net of allowance	1,791,550	1,347,944	(21,260)		3,118,234
Other real estate owned	-	1,890	(890	)(4)	1,000
Goodwill	-	-	219,431	(5)	219,431
Core deposit intangibles	-	-	49,326	(6)	49,326
Other assets	91,078	50,319	(7,338	)(7)	134,059
Total assets	$2,421,155	$1,953,052	$211,369		$4,585,576

LIABILITIES
Deposits:
Noninterest-bearing	$545,891	$565,570	$-		$1,111,461
Interest-bearing	1,556,677	1,139,339	-		2,696,016
Total deposits	2,102,568	1,704,909	-		3,807,477
Borrowings	-	2,691	-		2,691
Subordinated notes	-	7,000	-		7,000
Other liabilities	17,320	11,987	-		29,307
Total liabilities	2,119,888	1,726,587	-		3,846,475

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	112,129	37,058	428,676	(8)	577,863
Retained earnings	208,263	233,283	(261,183	)(9)	180,363
Accumulated other comprehensive loss	(9,449)	(41,238)	41,238	(10)	(9,449)
Treasury stock	(9,676)	(2,638)	2,638	(11)	(9,676)
Total equity capital	301,267	226,465	211,369		739,101
Total liabilities and equity capital	$2,421,155	$1,953,052	$211,369		$4,585,576

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT OF INCOME

	For the Three Months Ended March 31, 2026
	Esquire		Accounting
(In thousands, except for per share data)	("ESQ")	Signature	Adjustments		Pro Forma
Interest income
Interest and fees on loans	$34,298	$20,213	$1,511	(12)	$56,022
Other interest income	4,735	4,027	2,204	(13)	10,966
Total interest income	39,033	24,240	3,715		66,988
Interest expense
Deposits	5,024	5,226	-		10,250
Subordinated notes	-	126	-		126
Borrowings	5	115	-		120
Total interest expense	5,029	5,467	-		10,496
Net interest income	34,004	18,773	3,715		56,492
Provision for credit losses	2,700	1,757	-		4,457
Net interest income after provision for credit losses	31,304	17,016	3,715		52,035
Noninterest income	6,455	2,534	-		8,989
Noninterest expenses
Salaries and employee benefits	12,221	5,553	-		17,774
Amortization of core deposit intangibles	-	-	2,598	(14)	2,598
Merger expenses	1,272	-	-		1,272
Other noninterest expenses	7,164	4,468	-		11,632
Total noninterest expenses	20,657	10,021	2,598		33,276
Income before income tax expense	17,102	9,529	1,117		27,748
Income tax expense	4,891	2,431	318	(15)	7,640
Net income	$12,211	$7,098	$799		$20,108
Earnings per common share:
Basic	$1.48				$1.72	(16)
Diluted	1.40				1.64	(16)
Weighted average number of common shares outstanding:
Basic	8,253		3,447		11,700	(16)
Diluted	8,700		3,584		12,284	(16)

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Reflects the estimated after tax merger expenses of $27.9 million for the year ended December 31, 2025 as if the Merger had been completed on January 1, 2025. On a pretax basis, these expenses are estimated to be $35.5 million where an income tax rate of 28.50% was applied on the tax deductible portion of these expenses.
(2)

Reflects the estimated fair value credit adjustment of the PCD loan portfolio of $2.2 million, and the interest rate mark on the Signature loan portfolio of $16.6 million, partially offset by the elimination of Signature's unrecognized deferred loan fees, net of $880 thousand. These adjustments do not reflect potential restructurings, if any, related to the acquired portfolio. Accretable interest rate marks are recognized over the expected life of the loans.

(3)

Reflects an $18.2 million credit fair value mark, net of a $14.9 million reversal of the Signature allowance for credit losses. These adjustments do not reflect potential restructurings, if any, related to the acquired portfolio. Esquire adopted ASU 2025-08 as of January 1, 2026, and it was applied to the proforma financial statements presented.

(4)	Reflects an estimated write-down of OREO to fair value.
(5)

Reflects $219.4 million in preliminary goodwill for the transaction based on an exchange ratio of 2.671x. The following table sets forth estimated goodwill associated with the merger of $219.4 million, calculated as the fair value of consideration paid in the acquisition of Signature, less amounts allocated to fair value of identifiable assets acquired and liabilities assumed. The preliminary purchase accounting allocation as of March 31, 2026 is as follows:

(In thousands except share data)

Purchase price consideration:
Signature Bancorporation shares to be exchanged for ESQ shares	1,290,525
Exchange ratio	2.671
ESQ shares issued to Signature Bancorporation shareholders	3,446,992
Esquire stock price at July 31, 2026 market close	$129.22
Purchase price determination of common stock issued in acquisition	$445,420
Value of Signature Bancorporation stock options converted to options to acquire shares of ESQ common stock	20,315
Purchase price consideration	$465,735

Less: Net fair value adjustments to Signature net assets acquired:

Net fair value adjustment to loans:
Reversal of Signature loan deferred fees, net	$880
PCD Loan Non Accretable Credit Adjustment	(2,214)
Interest rate adjustment to record loans at fair value	(16,626)
Less:Gross credit mark on loans	(18,194)
Plus:CECL reserve gross up adjustment	18,194
Net fair value adjustment to loans	(17,960)
Adjustment to record allowance for credit losses at fair value:
Reversal of Signature Allowance for credit losses	14,894
Less:CECL reserve gross up adjustment	(18,194)
Adjustment to record allowance for credit losses at fair value	(3,300)
Fair value adjustment on OREO	(890)
Value of core deposit intangible	49,326
Deferred taxes (net) on above tangible asset adjustments	5,981
Deferred taxes on Signature Core Deposit Intangible	(13,318)
Deferred taxes (net)	(7,337)
Less: Net fair value adjustments to Signature net assets acquired	$19,839

Less:Signature Stockholders' Equity	(226,465)
Goodwill recorded in acquisition	$219,431

(6)	Adjustments to record estimated core deposit intangible assets associated with the merger, which is amortized using the sum-of-the years' digits method over eight years.
(7)	Reflects the estimate of net deferred tax assets related to the estimated fair value purchase accounting adjustments and the net impact related to the recording of the core deposit intangible.
(8)	Reflects Esquire's stock-based purchase price consideration issued in exchange for Signature Bancorporation shares (as described in footnote (5)) and the elimination of Signature's common stock and additional paid-in capital.
(9)	Reflects the elimination of $233.3 million of Signature retained earnings and $27.9 million of after-tax merger costs as described in footnote (1).
(10)	Adjustment to eliminate Signature's accumulated other comprehensive loss.
(11)	Adjustment to eliminate Signature's treasury stock.
(12)	Accruing yield adjustment for the estimated loan fair value interest rate marks. The yield adjustments are recognized over the expected life of the loan portfolio.
(13)

Reflects an accruing yield adjustment for estimated available for sale securities partially offset by the opportunity cost of cash payments on merger related costs. These adjustments do not reflect potential restructurings, if any, related to the acquired portfolio. The securities yield adjustments are recognized over the expected life of the acquired securities portfolio.

(14)	Reflects the estimated amortization of other intangible assets from the acquired other intangible assets amortized using sum-of-years-digits over eight years.
(15)	Reflects income tax expense on adjustments utilizing a 28.50 % rate which does not consider discrete tax items recognized by Esquire and Signature.
(16)	Reflects the number of basic and diluted common shares to be issued by ESQ in its purchase consideration for Signature, which is comprised of Signature shares and contractual conversion of Signature stock options being exchanged for ESQ common stock at an exchange ratio of 2.671x, as discussed in footnote (5).